                                                                  Exhibit 10.6.6

                                SIMMONS COMPANY

                               FIFTH AMENDMENT TO
                         CREDIT AND GUARANTY AGREEMENT

     THIS FIFTH AMENDMENT (this "AMENDMENT") dated as of November 12, 2003 to the CREDIT AND GUARANTY AGREEMENT dated as of October 29, 1998 (as amended by that certain First Amendment to Credit and Guaranty Agreement dated as of March 1, 1999, that certain Second Amendment to Credit and Guaranty Agreement dated as of March 22, 2000, that certain Third Amendment and Waiver to Credit and Guaranty Agreement dated as of January 5, 2001, that certain Fourth Amendment to Credit and Guaranty Agreement dated as of October 21, 2002 and that certain Consent Letter dated as of February 6, 2003 (the "CREDIT AGREEMENT") is entered into by and among SIMMONS COMPANY, a Delaware corporation (the "COMPANY"), SIMMONS HOLDINGS, INC., a Delaware corporation ("HOLDINGS"), the CREDIT SUPPORT PARTIES listed on the signature papers hereto, CERTAIN FINANCIAL INSTITUTIONS listed on the signature pages hereto, GOLDMAN SACHS CREDIT PARTNERS, L.P., as Syndication Agent and UBS AG, STAMFORD BRANCH, as Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement and in the amendments contained in
Section 1 hereof.

                                    RECITALS

     WHEREAS, Company and Requisite Lenders desire to amend the Credit Agreement as set forth below.

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO CREDIT AGREEMENT

1.1  AMENDMENTS TO SECTION 1: DEFINITIONS; INTERPRETATION.

     A. Section 1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

              "FIFTH AMENDMENT" means that certain Fifth Amendment to Credit and Guaranty Agreement dated as of November 12, 2003 among Company, Holdings, Syndication Agent, Administrative Agent, and the financial institutions and the Credit Support Parties listed on the signature pages thereto.

"Fifth Amendment Effective Date" means the date of satisfaction of the conditions referred to in Section 2 of the Fifth Amendment.

1.2 Amendments to Section 6: Negative Covenants.

A. Section 6.5 of the Credit Agreement is hereby amended by deleting the "and" at the end of the clause (vi) thereof, deleting the "." at the end of clause (vii) thereof and inserting "and" in lieu thereof, and further by inserting the following clause (viii) at the end thereof:

" (viii) Company may make Restricted Junior Payments to Holdings during the period beginning on the Fifth Amendment Effective Date until the Fiscal Year-end for Fiscal Year 2003 to permit Holdings to repurchase its capital stock from certain Management Investors; provided, that (a) at the time of such Restricted Junior Payment; and immediately after giving effect thereto, no Event of Default shall have occurred and be continuing under
Section 8.1(a) or as a result of a breach of the provisions of Sections 6.6 and the lapse of 30 days without cure or waiver of such breach and (b) the aggregate amount of Restricted Junior Payments made pursuant to this clause
(viii) shall not exceed $5,000,000."

SECTION 2. CONDITIONS TO EFFECTIVENESS

Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being refereed to herein as the "Fifth Amendment Effective
Date):

A. Execution. Credit Parties and Requisite Lenders shall have executed this Amendment.

B. Necessary Consents. Each Credit Party shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Amendment.

C. Other Documents. Administrative Agent and Lenders shall have received such other documents and information regarding Credit Parties as Administrative Agent may reasonably request.

SECTION 3. BORROWER'S REPRESENTATIONS AND WARRANTIES

     In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Company represents and warrants to each Lender that the following statements are true, correct and complete in all material respects:

     A. CORPORATE POWER AND AUTHORITY. Each Credit Party which is party hereto has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement") and the other Credit Documents.

     B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement and the other Credit Documents have been duly authorized by all necessary corporate action on the part of each Credit Party.

     C. NO CONFLICT. The execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreement and the other Credit Documents do not and will not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of Holdings, the Company or any Subsidiary, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which the Holdings, the Company or any Subsidiary is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section 3.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of each Credit Party (other than any Liens created under any of the Credit Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any contractual obligation of each Credit Party, except for such approvals or consents which will be obtained on or before the Fifth Amendment Effective Date.

     D. GOVERNMENTAL CONSENTS. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Credit Party of this Amendment and the performance by Company and Holdings of the Amended Agreement and the other Credit Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be excepted to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

     E. BINDING OBLIGATION. This Amendment and the Amendment Agreement have been duly executed and delivered by each of the Credit Parties party thereto and each constitutes a legal, valid and binding obligation of such Credit Party to the extent a party thereto enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     F. Incorporation of Representations and Warranties from Credit Agrement. The representations and warranties contained in Section 4 of the Amended Agreement are and will be true, correct and complete in all material respects on and as of the Fifth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

     G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.


SECTION 4. ACKNOWLEDGEMENT AND CONSENT

          Each of the Credit Parties set forth on the signature pages hereto are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Credit Documents to which they are a party are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

          Each of the Company and the Credit Support Parties hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each of the Company and the Credit Support Parties hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Support Documents the payment and performance of all "Obligations" under each of the Credit Support Documents to which is a party (in each case as such terms are defined in the applicable Credit Support Document).

          Each of the Company and the Credit Support Parties acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each of the Company and the Credit Support Parties represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Fifth Amendment Effective Date to the same extent as though made on and as of the date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          Each of the Company and the Credit Support Parties acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, each such Credit Support Party is not required by the terms of the Credit Agreement or any other Credit Support Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Support

Document shall be deemed to require the consent of any of the Company and each such Credit Support Party to any future amendments to the Credit Agreement.

SECTION 5. MISCELLANEOUS

         A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

            (i) On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

            (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

            (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

         B. HEADINGS. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         C. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION S-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         D. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

     E. AMENDMENT AND RESTATEMENT. To facilitate reference to the provisions of the Credit Agreement, as amended by this Amendment, each Lender executing this Amendment hereby authorizes Administrative Agent, on its behalf, to enter into an amendment and restatement of the Credit Agreement, as amended by this Amendment; provided that any such amendment and restatement shall be distributed to each Lender.

                  [Remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.




    Borrower:                SIMMONS COMPANY


                              By: /s/ [SIG]
                                  ---------------------------
                                   Name: William S. Creekmuir
                                   Title: Executive Vice President & Chief
                                          Financial Officer


    Holdings:                SIMMONS HOLDINGS, INC.


                             By: /s/ [SIG]
                                 ----------------------------
                                 Name: William S. Creekmuir
                                 Title: Executive Vice President & Chief
                                        Financial Officer





  Credit Support Parties:   SIMMONS INTERNATIONAL HOLDING COMPANY, INC.
                            (for purposes of Section 4 only) as a Credit Support
                            Party

                            By: /s/ [SIG]
                                ------------------------------
                                Name: William S. Creekmuir
                                Title: Executive Vice President




                            THE SIMMONS MANUFACTURING CO., LLC
                            (for purposes of Section 4 only) as a Credit
                            Support party

                            By: /s/ [SIG]
                               -------------------------------
                                Name: William S. Creekmuir
                                Title: Executive Vice President & Chief
                                        Financial Officer

                            WORLD OF SLEEP OUTLETS, LLC,
                            (for purposes of Section 4 only) as a Credit Support Party



                            By:       [SIG]
                                ------------------------------
                                Name: [SIG]
                                Title: Executive Vice President & Chief
                                       Financial Officer

                            SIMMONS CONTRACT SALES, LLC,
                            (for purposes of Section 4 only) as a Credit Support Party



                            By:       [SIG]
                                ------------------------------
                                Name: [SIG]
                                Title: Executive Vice President & Chief
                                       Financial Officer


                            GALLERY CORP.,
                            (for purposes of Section 4 only) as a Credit Support Party



                            By:         [SIG]
                                ------------------------------
                                Name:  [SIG]
                                Title: Executive Vice President


                            DREAMWELL, LTD.,
                            (for purposes of Section 4 only) as a Credit Support Party



                            By:        [SIG]
                                ------------------------------
                                Name:  [SIG]
                                Title: President


                            SIMMONS CAPITAL MANAGEMENT, LLC.
                            (for purposes of Section 4 only) as a Credit Support Party



                            By:         [SIG]
                                ------------------------------
                                Name:   [SIG]
                                Title:  President

                            WINDSOR BEDDING CO., LLC,
                            (for purposes of Section 4 only) as a Credit Support Party



                            By:         [SIG]
                                ------------------------------
                                Name:   [SIG]
                                Title:  Executive Vice President & Chief
                                        Financial Officer


                            SC HOLDINGS, INC.,
                            (for purposes of Section 4 only) as a Credit Support Party



                            By:         [SIG]
                                ------------------------------
                                Name:   [SIG]
                                Title:  Executive Vice President



                            SLEEP COUNTRY USA, INC.,
                            (for purposes of Section 4 only) as a Credit Support Party



                            By:         [SIG]
                                ------------------------------
                                Name:   [SIG]
                                Title:  Executive Vice President

LENDERS AND AGENTS          GOLDMAN SACHS CREDIT PARTNERS L.P

                            By: /s/ Elizabeth Fischer
                              -----------------------
                                Authorized Signatory

UBS AG, STAMFORD BRANCH

By:     /s/ Wilfred V. Sami
        --------------------------
        Name: Wilfred V. Sami
               Associate Director
        Title: Banking Products
               Services US

By:     /s/ Jennifer L. Poccia
        --------------------------
        Name:  Jennifer L. Poccia
        Title: Associate Director
               Banking Products Services, US

WACHOVIA BANK, N.A.


By:     /s/ Thomas M. Harper
        --------------------------
            Thomas M. Harper
            Senior Vice President

Textron Financial Corporation

By:     /s/ Jane M. Lavois
        --------------------------
        Name:  Jane M. Lavois
        Title: Vice President - Operations

INDOSUEZ CAPITAL FUNDING IIA, LIMITED
By: Indosuez Capital as Portfolio Advisor

By:     /s/ Charles Kobayashi
        --------------------------
        Name:   Charles Kobayashi
        Title:  Principal and Portfolio Manager




INDOSUEZ CAPITAL FUNDING IIA, LIMITED
By: Indosuez Capital as Collateral Manager

By:     /s/ Charles Kobayashi
        --------------------------
        Name:   Charles Kobayashi
        Title:  Principal and Portfolio Manager

[NAME OF LENDER]  Scotiabanc Inc.

By:     /s/ William E. Zarrett
        --------------------------
        Name: William E. Zarrett
        Title: Managing Director

                               PB Capital Corporation


                          By:  /s/ Tyler J. McCarthy
                                Name:      Tyler J. McCarthy
                                Title:     Vice President

                          By:  /s/ Andrew L. Shipman
                                Name:      Andrew L. Shipman
                                Title:     Assistant Vice President

                           Toronto Dominion New York Inc.

                         By:    /s/ Gwen Zeikle
                                ----------------
                                Name Gwen Zeikle
                                Title V.P

                         SUNTRUST BANK

                       By:    Kathy Boozer
                              -------------
                              Name   Kathy Boozer
                              Title: Vice President

                                        The Bank of New York

                                   By:    Christine T. Rio
                                          ----------------
                                          Name:   Christine T. Rio
                                          Title:  Vice President

                                       [Senior Vice President] HSBC Bank USA

                                       By: /s/ JOHN LYONS
                                           ----------------------------
                                           Name: John Lyons
                                           Title: Senior Vice President

                                The Mitsubishi Trust and Banking Corporation


                                By:  /s/ Tatsuhisa Teshima
                                     -------------------------------------------
                                     Name:  Tatsuhisa Teshima
                                     Title: Deputy General Manager

                                Smoky River CDO, L.P.,
                                By RBC Leveraged Capital as Portfolio Advisor


                                By: /s/ Melissa Marano
                                    ----------------------------------
                                Name:   Melissa Marano
                                Title:  Authorized Signatory

TRS 1 LLC, as Lender

By:     /s/ Alice L. Wagner
        -------------------
        Name:   Alice L. Wagner
        Title:  Vice President

BLACK DIAMOND CLO 2000-1, LTD

By:     /s/ Alan Corkish
        -------------------
        Name: Alan Corkish
        Title: Director:

SENIOR DEBT PORTFOLIO
BY:     BOSTON MANAGEMENT AND RESEARCH
         AS INVESTMENT ADVISOR

By:     /s/ Michael B. Botthof
        -------------------
        Name:   Michael B. Botthof
        Title:  Vice President

                         EATON VANCE SENIOR INCOME TRUST
                           BY: EATON VANCE MANAGEMENT
                              AS INVESTMENT ADVISOR



                            By: /s/ MICHAEL B. BOTTHOF
                                ---------------------------------------
                                Name:  Michael B. Botthof
                                Title: Vice President

                       EATON VANCE SENIOR SENIOR LOAN FUND
                           BY: EATON VANCE MANAGEMENT
                              AS INVESTMENT ADVISOR



                            By: /s/ MICHAEL B. BOTTHOF
                                ---------------------------------------
                                Name:  Michael B. Botthof
                                Title: Vice President

                          OXFORD STRATEGIC INCOME FUND
                           BY: EATON VANCE MANAGEMENT
                              AS INVESTMENT ADVISOR



                            By: /s/ MICHAEL B. BOTTHOF
                                ---------------------------------------
                                Name:  Michael B. Botthof
                                Title: Vice President

                                  GRAYSON & CO
                       BY: BOSTON MANAGEMENT AND RESEARCH
                              AS INVESTMENT ADVISOR



                            By: /s/ MICHAEL B. BOTTHOF
                                ---------------------------------------
                                Name:  Michael B. Botthof
                                Title: Vice President

                               RIVIERA FUNDING LLC



                            By: /s/ DIANA M. HIMES
                                ---------------------------------------
                                Name:  Diana M. Himes
                                Title: Assistant Vice President

                                          New Alliance Global CDO, Limited
                                          By: Alliance Capital Management L.P.,
                                          as Sub-advisor
                                          By: Alliance Capital Management
                                          Corporation, as General Partner

                                          By: /s/ TERESA MCCARTHY
                                             --------------------------
                                             Name: Teresa McCarthy
                                             Title: Vice President


                                          Monument Capital, Ltd., as Assignee
                                          By: Alliance Capital Management L.P.,
                                          as Investment Manager
                                          By: Alliance Capital Management
                                          Corporation, as General Partner

                                          By: /s/ TERESA MCCARTHY
                                             --------------------------
                                             Name: Teresa McCarthy
                                             Title: Vice President